UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2006

CONSOLIDATED ENERGY, INC.

(Exact name of registrant as specified in its charter)

Wyoming	3630	86-0852222
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code No.)	(I.R.S. Employer Id No.)

76 George Road, Betsy Layne, Kentucky	41605
(Address of principal executive offices)	(zip code)

(606) 478-1333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 25, 2006, the Board of Directors of Consolidated Energy, Inc. (the “Company”) accepted the resignation of David Guthrie as President, Chief Executive Officer and Director pursuant to the terms of Mr. Guthrie’s resignation letter dated October 25, 2006.  Mr. Guthrie is resigning in order to pursue other opportunities.  In accordance with the Board’s approval, Mr. Guthrie shall continue to receive his salary in the normal course of business through November 15, 2006, and the Company shall also transfer ownership to Mr. Guthrie of an automobile previously purchased by the Company for Mr. Guthrie’s use while he was employed.  The Company has not appointed any replacement for Mr. Guthrie, and all existing officers of the Company shall continue to be employed in their current positions.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED ENERGY, INC.

Dated: October 30, 2006

By: /s/ Joseph Jacobs

Name: Joseph Jacobs

Title: Chief Operating Officer